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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of report (Date of earliest event
                                   reported):
                                  June 11, 1999


                               THE AES CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                   0-19281                 54-1163725
 (State of incorporation   (Commission File Number)     (I.R.S. Employer
    or organization)                                   Identification No.)

                             1001 North 19th Street
                            Arlington, Virginia 22209
   (Address, including zip code of Registrant's principal executive offices)

      Registrant's telephone number, including area code: (703) 522-1315

                                 NOT APPLICABLE
         (Former Name or Former Address, if changed since last report)

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Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     4.01 Form of Second Supplemental Indenture (the "Second Supplemental Indenture") between the Registrant and The First National Bank of Chicago.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE AES CORPORATION


                                      By: /s/ William R. Luraschi
                                           ---------------------------
                                           Name:  William R. Luraschi
                                           Title: Vice President and
                                                  General Counsel


Date: June 11, 1999